UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

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Exchange Act of 1934

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Invesco Ltd.

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SUMMARIZED CONSOLIDATED

FINANCIAL STATEMENTS

OF

INVESCO LTD.

In accordance with Bermuda law, attached are summarized consolidated financial statements of Invesco Ltd., which include the consolidated balance sheets of Invesco Ltd. at December 31, 2008 and 2007 and the related consolidated statements of income, shareholders’ equity and cash flows for each of the three years in the period ended December 31, 2008, and the auditor’s report thereon. The attached summarized consolidated financial statements do not contain sufficient information to allow as full an understanding of the financial position, results of operations or changes in financial position or cash flows of Invesco Ltd. as would be provided by Invesco Ltd.’s complete consolidated financial statements for such periods. In the event you would prefer to receive a copy of these complete consolidated financial statements, of which the information contained herein is a summary, and/or those for subsequent periods, you should submit your request to Invesco Ltd.’s Secretary at company.secretary@invesco.com or by writing Invesco Ltd., Attn: Office of the Secretary, 1555 Peachtree Street N.E., Atlanta, Georgia 30309.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

The Board of Directors and Shareholders of Invesco Ltd.

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the consolidated balance sheets of Invesco Ltd. at December 31, 2008 and 2007, and the related consolidated statements of income, shareholders' equity, and cash flows for each of the three years in the period ended December 31, 2008 (not presented separately herein) and in our report dated February 25, 2009, we expressed an unqualified opinion on those consolidated financial statements. In our opinion, the information set forth in the accompanying condensed consolidated financial statements (presented on pages 2 through 5) is fairly stated in all material respects in relation to the consolidated financial statements from which it has been derived.

We also have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the effectiveness of Invesco Ltd.’s internal control over financial reporting as of December 31, 2008, based on criteria established in Internal Control - Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission and our report dated February 25, 2009 (not presented separately herein) expressed an unqualified opinion thereon.

Ernst & Young LLP

Atlanta, GA

February 25, 2009

Condensed Consolidated Balance Sheets

	As of
$ in millions	December 31, 2008	December 31, 2007
ASSETS

Current assets:
Cash and cash equivalents	$585.2	$915.8
Cash and cash equivalents of consolidated investment products	73.0	36.6
Unsettled fund receivables	303.7	605.5
Accounts receivable	239.3	373.0
Investments	123.6	151.4
Prepaid assets	55.6	65.9
Other current assets	72.2	89.9
Deferred tax asset, net	86.1	32.5
Assets held for policyholders	840.2	1,898.0
Total current assets	2,378.9	4,168.6
Non-current assets:
Investments	121.3	114.1
Investments of consolidated investment products	843.8	1,239.6
Prepaid assets	36.3	55.6
Deferred sales commissions	24.5	31.3
Deferred tax asset, net	37.2	133.8
Property and equipment, net	205.3	180.0
Intangible assets, net	142.8	154.2
Goodwill	5,966.8	6,848.0
Total non-current assets	7,378.0	8,756.6
Total assets	$9,756.9	$12,925.2

LIABILITIES, MINORITY INTERESTS AND SHAREHOLDERS’ EQUITY

Current liabilities:
Current maturities of long-term debt	$297.2	$—
Unsettled fund payables	288.3	581.2
Income taxes payable	37.9	140.6
Other current liabilities	639.8	1,021.1
Policyholder payables	840.2	1,898.0
Total current liabilities	2,103.4	3,640.9
Non-current liabilities:
Long-term debt	862.0	1,276.4
Borrowings of consolidated investment products	—	116.6
Other non-current liabilities	195.3	179.5
Total non-current liabilities	1,057.3	1,572.5
Total liabilities	3,160.7	5,213.4

Minority interests in equity of consolidated entities	906.7	1,121.2

Shareholders’ equity:
Common shares ($0.20 par value; 1,050.0 million authorized; 426.6 million and 424.7 million shares issued as of December 31, 2008, and 2007, respectively)	85.3	84.9
Additional paid-in-capital	5,352.6	5,306.3
Treasury shares	(1,128.9)	(954.4)
Retained earnings	1,476.3	1,201.7
Accumulated other comprehensive (loss)/income, net of tax	(95.8)	952.1
Total shareholders’ equity	5,689.5	6,590.6
Total liabilities, minority interests and shareholders’ equity	$9,756.9	$12,925.2

Condensed Consolidated Statements of Income

	Years Ended December 31,
$ in millions, except per share data	2008	2007	2006
Operating revenues:
Investment management fees	$2,617.8	$3,080.1	$2,508.2
Performance fees	75.1	70.3	82.1
Service and distribution fees	512.5	593.1	534.9
Other	102.2	135.4	121.5
Total operating revenues	3,307.6	3,878.9	3,246.7

Operating expenses:
Employee compensation	1,055.8	1,137.6	1,070.5
Third-party distribution, service and advisory	875.5	1,051.1	826.8
Marketing	148.2	157.6	138.8
Property, office and technology	214.3	242.5	230.7
General and administrative	266.0	295.8	207.6
Restructuring charge	—	—	13.1
Total operating expenses	2,559.8	2,884.6	2,487.5

Operating income	747.8	994.3	759.2

Other income/(expense):
Equity in earnings of unconsolidated affiliates	46.8	48.1	4.3
Interest income	37.2	48.5	26.9
Gains and losses of consolidated investment products, net	(58.0)	214.3	294.3
Interest expense	(76.9)	(71.3)	(77.2)
Other gains and losses, net	(39.9)	9.9	26.8
Income before income taxes and minority interest	657.0	1,243.8	1,034.3
Income tax provision	(236.0)	(357.3)	(254.6)
Income before minority interest	421.0	886.5	779.7
Minority interest in (income)/losses of consolidated entities, net of tax	60.7	(212.9)	(297.0)

Net income	$481.7	$673.6	$482.7

Earnings per share:
— basic	$1.25	$1.69	$1.22
— diluted	$1.21	$1.64	$1.19
Dividends declared per share	$0.520	$0.372	$0.357

Condensed Consolidated Statements of Cash Flows

	Years Ended December 31,
$ in millions	2008	2007	2006
Operating activities:
Net income	$481.7	$673.6	$482.7
Adjustments to reconcile net income to net cash provided by operating activities:
Amortization and depreciation	47.6	64.1	67.5
Share-based compensation expense	97.7	105.2	140.6
Loss/(gain) on disposal of property, equipment, software, net	(2.0)	(1.1)	4.0
Purchase of trading investments	(22.0)	(24.2)	(51.9)
Sale of trading investments	22.3	24.6	1.5
Other gains and losses, net	39.9	(9.9)	(26.8)
Loss/(gain) of consolidated investment products, net	58.0	(214.3)	(294.3)
Tax benefit from share-based compensation	54.9	38.2	17.9
Excess tax benefits from share-based compensation	(16.8)	(23.1)	(12.3)
Minority interest in earnings of consolidated entities, net of tax	(60.7)	212.9	297.0
Equity in earnings of unconsolidated affiliates	(46.8)	(48.1)	(4.3)
Changes in operating assets and liabilities:
Change in cash held at consolidated investment products	(37.1)	(4.8)	1.3
Decrease/(increase)in receivables	1,138.8	(59.6)	(160.7)
(Decrease)/increase in payables	(1,259.8)	180.2	(6.3)
Net cash provided by operating activities	495.7	913.7	455.9

Investing activities:
Purchase of property and equipment	(84.1)	(36.7)	(37.9)
Disposal of property and equipment	0.2	12.1	2.5
Dividends from unconsolidated affiliates	29.8	1.8	0.9
Purchase of available-for-sale investments	(109.4)	(80.3)	(289.4)
Proceeds from sale of available-for-sale investments	84.5	111.8	254.3
Purchase of investments by consolidated investment products	(112.3)	(331.5)	(372.3)
Proceeds from sale of investments by consolidated investment products	188.7	143.6	122.6
Returns of capital in investments of consolidated investment products	99.2	196.0	257.5
Purchase of other investments	(27.1)	(25.9)	(14.5)
Proceeds from sale of other investments	36.2	17.1	15.6
Acquisitions of businesses, net of cash acquired of $8.9 million in 2006	—	—	(198.8)
Acquisition earn-out payments	(174.3)	(56.0)	(1.3)
Disposal of businesses	—	1.6	2.1
Net cash used in investing activities	(68.6)	(46.4)	(258.7)

Financing activities:
Proceeds from exercises of share options	79.8	137.4	66.8
Purchases of treasury shares	(313.4)	(716.0)	(155.9)
Dividends paid	(207.1)	(155.0)	(143.6)
Excess tax benefits from share-based compensation	16.8	23.1	12.3
Capital invested into consolidated investment products	96.1	211.0	345.3
Capital distributed by consolidated investment products	(241.0)	(318.2)	(301.2)
Borrowings of consolidated investment products	28.9	112.6	46.3
Repayments of consolidated investment products	(9.3)	(33.1)	(82.1)
Net (repayments)/borrowings under credit facility	(114.4)	(2.6)	59.0
Issuance of senior notes	—	300.0	—
Repayments of senior notes	(2.8)	(300.0)	(10.0)
Net cash used in financing activities	(666.4)	(740.8)	(163.1)

(Decrease)/increase in cash and cash equivalents	(239.3)	126.5	34.1
Foreign exchange movement on cash and cash equivalents	(91.3)	10.4	35.3
Cash and cash equivalents, beginning of year	915.8	778.9	709.5
Cash and cash equivalents, end of year	$585.2	$915.8	$778.9

Supplemental Cash Flow Information:
Interest paid	$(71.2)	$(72.0)	$(73.4)
Interest received	$36.9	$48.2	$26.9
Taxes paid	$(238.4)	$(328.2)	$(213.1)

Condensed Consolidated Statements of Changes in Shareholders’ Equity and Comprehensive Income

$ in millions	Common Shares	Ordinary Shares	Exchangeable Shares	Additional Paid-in- Capital	Treasury Shares	Retained Earnings	Accumulated Other Comprehensive (Loss)/Income	Total Shareholders’ Equity
January 1, 2006	$—	$81.8	$431.8	$4,710.0	$(407.1)	$361.6	$351.7	$5,529.8
Net income	—	—	—	—	—	482.7	—	482.7
Other comprehensive income
Currency translation differences on investments in overseas subsidiaries	—	—	—	—	—	—	268.3	268.3
Change in minimum pension liability	—	—	—	—	—	—	25.3	25.3
Change in net unrealized gains on available-for-sale investments	—	—	—	—	—	—	(6.6)	(6.6)
Tax impacts of changes in accumulated OCI balances	—	—	—	—	—	—	(0.7)	(0.7)
Total comprehensive income								769.0
Initial impact of adopting FASB 158, net of tax	—	—	—	—	—	—	(23.5)	(23.5)
Dividends	—	—	—	—	—	(143.6)	—	(143.6)
Employee share plans:
Share-based compensation	—	—	—	140.6	—	—	—	140.6
Vested shares	—	—	—	(17.4)	17.4	—	—	—
Exercise of options	—	1.1	—	65.7	—	—	—	66.8
Tax impact of share-based payment	—	—	—	12.3	—	—	—	12.3
Purchase of shares	—	—	—	—	(188.2)	—	—	(188.2)
Business combinations	—	—	—	0.8	—	—	—	0.8
Conversion of exchangeable shares into ordinary shares	—	0.3	(54.4)	54.1	—	—	—	—
December 31, 2006	—	83.2	377.4	4,966.1	(577.9)	700.7	614.5	6,164.0
Net income	—	—	—	—	—	673.6	—	673.6
Other comprehensive income
Currency translation differences on investments in overseas subsidiaries	—	—	—	—	—	—	351.1	351.1
Change in accumulated OCI related to employee benefit plans	—	—	—	—	—	—	7.7	7.7
Change in net unrealized gains on available-for-sale investments	—	—	—	—	—	—	(16.8)	(16.8)
Tax impacts of changes in accumulated OCI balances	—	—	—	—	—	—	(4.4)	(4.4)
Total comprehensive income	—	—	—	—	—	—	—	1,011.2
Adoption of FIN 48	—	—	—	—	—	(17.6)	—	(17.6)
Dividends	—	—	—	—	—	(155.0)	—	(155.0)
Employee share plans:
Share-based compensation	—	—	—	105.2	—	—	—	105.2
Vested shares	—	—	—	(53.9)	53.9	—	—	—
Exercise of options	—	1.6	—	135.8	—	—	—	137.4
Tax impact of share-based payment	—	—	—	23.1	—	—	—	23.1
Purchase of shares	—	—	—	—	(683.7)	—	—	(683.7)
Cancellation of treasury shares	—	(1.9)	—	(251.4)	253.3	—	—	—
Business combinations	—	—	—	6.0	—		—	6.0
Conversion of exchangeable shares into ordinary shares	—	2.0	(377.4)	375.4	—	—	—	—
Cancellation of ordinary shares and issuance of common shares	84.9	(84.9)	—	—	—	—	—	—
December 31, 2007	84.9	—	—	5,306.3	(954.4)	1,201.7	952.1	6,590.6
Net income	—	—	—	—	—	481.7	—	481.7
Other comprehensive income
Currency translation differences on investments in overseas subsidiaries	—	—	—	—	—	—	(1,034.2)	(1,034.2)
Change in accumulated OCI related to employee benefit plans	—	—	—	—	—	—	(0.3)	(0.3)
Change in net unrealized gains on available-for-sale investments	—	—	—	—	—	—	(9.3)	(9.3)
Tax impacts of changes in accumulated OCI balances	—	—	—	—	—	—	(4.1)	(4.1)
Total comprehensive income	—	—	—	—	—	—	—	(566.2)
Dividends	—	—	—	—	—	(207.1)	—	(207.1)
Employee share plans:
Share-based compensation	—	—	—	97.7	—	—	—	97.7
Vested shares	—	—	—	(55.7)	55.7	—	—	—
Exercise of options	0.4	—	—	(12.5)	87.8	—	—	75.7
Tax impact of share-based payment	—	—	—	16.8	—	—	—	16.8
Purchase of shares	—	—	—	—	(318.0)	—	—	(318.0)
December 31, 2008	$85.3	$—	$—	$5,352.6	$(1,128.9)	$1,476.3	$(95.8)	$5,689.5